Exhibit 21.1

RAIT Financial Trust

Subsidiaries at February 21, 2012

Entity Name	Domestic Jurisdiction	DBA Names
156 William Leasing Manager, LLC	Delaware
1805 Old Alabama Road Manager, LLC	Georgia
1805 Old Alabama Road, LLC	Georgia
1901 Newport Investor, LLC	Delaware
210-218 The Promenade North LLC	California
Apartments of Mandalay Bay, LLC	Delaware
Aslan Centerpoint, LLC	Kentucky
Aslan Chalkville, LLC	Kentucky
Aslan Terrace, LLC	Kentucky
Augusta Apartments Nevada, LLC	Delaware
Autumn Grove Apartments Illinois, LLC	Delaware
Autumn Grove Member, LLC	Delaware
Beachcomber Beach Resort Florida, LLC	Delaware
Belle Creek Apartments Colorado, LLC	Delaware
Belle Creek IR Holdings, LLC	Delaware
Belle Creek Member, LLC	Delaware
Belle Creek, LLC	Delaware
Boca Yamato, LLC	Delaware
Brandywine Cherry Hill, Inc.	New Jersey
Brandywine Willow Grove, Inc.	Pennsylvania
Briargate Class B Member, LLC	Delaware
Broadstone I Preferred, LLC	Delaware
Burton Holdings, LLC	Delaware
Cardinal Motel Florida, LLC	Delaware
Centrepoint Arizona, LLC	Delaware
Centrepoint IR Holdings, LLC	Delaware
Centrepoint Member, LLC	Delaware
CMBS Opportunity Fund MM, LLC	Delaware
Coles Crossing Preferred Member, LLC	Delaware
Colonial Parc Apartments Arkansas, LLC	Delaware
Colonial Parc Member, LLC	Delaware
Copper Mill IR Holdings, LLC	Delaware
Copper Mill Member, LLC	Delaware
CP/GP, Inc.	Pennsylvania
Creeks at Copper Hills Apartments Texas, LLC	Delaware
Creekstone Colony Lakes Holdings, LLC	Delaware
Creekstone Colony Lakes Member, LLC	Delaware
Creekstone Colony Lakes, LLC	Delaware
Crestmont Apartments Georgia, LLC	Delaware
Crestmont IR Holdings, LLC	Delaware

Crestmont Member, LLC	Delaware
CRP Commercial Services, LLC	Delaware
Cumberland Glen Apartments Georgia, LLC	Delaware
Cumberland IR Holdings, LLC	Delaware
Cumberland Member, LLC	Delaware
Daytona Portfolio, LLC	Delaware
Del Aire Florida, LLC	Delaware
Desert Wind Apartments Arizona, LLC	Delaware
Desert Wind Holdings, LLC	Delaware
Desert Wind Member, LLC	Delaware
Desert Wind Owner, LLC	Delaware
Desert Wind Arizona, LLC	Delaware
Eagle Ridge Apartments California, LLC	Delaware
Eagle Ridge Apartments Solar, LLC	Delaware
Eagle Ridge Member, LLC	Delaware
Eagle Ridge, LLC	Delaware
Ellington Condos Florida, LLC	Delaware
Ellington Development Florida, LLC	Delaware
Ellington Member, LLC	Delaware
Emerald Bay Apartments Nevada	Delaware
Emerald Bay Manager, LLC	Delaware
Emerald Bay Member, LLC	Delaware
Executive Center Member, LLC	Delaware
Executive Center Wisconsin, LLC	Delaware
Four Resource Member, LLC	Delaware
Four Resource Square, LLC	Delaware
Global Insurance Advisors, LLC	Delaware
Grand Terrace Apartments California, LLC	Delaware
Grand Terrace Apartments Solar, LLC	Delaware
Grand Terrace Member, LLC	Delaware
Grand Terrace, LLC	Delaware
Heritage Real Estate Securities Fund I, LLC	Delaware
Heritage Trace Apartments Virginia, LLC	Delaware
Heritage Trace IR Holdings, LLC	Delaware
Heritage Trace Member, LLC	Delaware
Independence Realty Advisors, LLC	Delaware
Independence Realty Management, LLC	Delaware
Independence Realty Operating Partnership, LP	Delaware
Independence Realty Securities, LLC	Delaware
Independence Realty Trust, Inc.	Maryland
Inverness Preferred Member, LLC	Delaware
IRT Belle Creek Apartments Colorado, LLC	Delaware
IRT Centrepoint Arizona, LLC	Delaware
IRT Copper Mill Apartments Texas, LLC	Delaware
IRT Crestmont Apartments Georgia, LLC	Delaware
IRT Cumberland Glen Apartments Georgia, LLC	Delaware
IRT Heritage Trace Apartments Virginia, LLC	Delaware
IRT Tresa At Arrowhead Arizona, LLC	Delaware
Jupiter Communities, LLC	Delaware	Jupiter Communities, LLC (Delaware) - Georgia
Knoxville Preferred Member, LLC	Delaware

Lafayette English Apartments, LP	Texas
Lafayette English GP, LLC	Delaware
Lafayette English Member, LLC	Delaware
Las Vistas Apartments Arizona, LLC	Delaware
Las Vistas Holdings, LLC	Delaware
Las Vistas Member, LLC	Delaware
Las Vistas Owner, LLC	Delaware
Las Vistas Arizona, LLC	Delaware
Lexington Mill Mississippi Member, LLC	Delaware
Lexington Mill Mississippi Owner, LLC	Delaware
Long Beach Promenade Holdings, LLC	Delaware
Madison Park Apartments Indiana, LLC	Delaware
Madison Park Member, LLC	Delaware
Mandalay Investor I, LLC	Delaware
Mandalay Investor II, LLC	Delaware
Mandalay Member, LLC	Delaware
Mandalay Owner Texas, LLC	Delaware
McDowell Mountain Arizona, LLC	Delaware
McDowell Mountain Member LLC	Delaware
MGS Gift Shop Florida, LLC	Delaware
Mineral Center Colorado, LLC	Delaware
Mineral Center Member, LLC	Delaware
Murrells Retail Associates, LLC	Delaware
Murrells Retail Holdings, LLC	Delaware
New Stonecrest Preferred, LLC	Delaware
Oyster Point Apartments Virginia, LLC	Delaware
Oyster Point Member, LLC	Delaware
Penny Lane Apartments Arizona, LLC	Delaware
Penny Lane Holdings, LLC	Delaware
Penny Lane Manager, LLC	Delaware
Penny Lane Member, LLC	Delaware
Penny Lane Arizona Owner, LLC	Delaware
Pepper Mill Mississippi Member, LLC	Delaware
Pepper Mill Mississippi Owner, LLC	Delaware
PJ Tower Member, LLC	Delaware
PJ Tower Owner, LLC	Delaware
PlazAmericas Mall Texas, LLC	Delaware
PRG- RAIT Portfolio Manager, LLC	Delaware
PRG-RAIT Portfolio Member, LLC	Delaware
RAIT 500 Michigan, LLC	Delaware
RAIT Amarillo, LLC	Delaware
RAIT Aslan Centerpoint, LLC	Delaware
RAIT Aslan Chalkville, LLC	Delaware
RAIT Aslan Terrace, LLC	Delaware
RAIT Asset Holdings, LLC	Delaware
RAIT Asset Management, LLC	Delaware
RAIT Atria, LLC	Delaware
RAIT Bear Investor I, LLC	Delaware
RAIT Bear FDIC JV, LLC	Delaware
RAIT Broadstone, Inc.	Delaware
RAIT Capital Corp.	Delaware	Pinnacle Capital Group

RAIT Capital Limited	Ireland
RAIT CMBS Conduit I, LLC	Delaware
RAIT CMBS Conduit II, LLC	Delaware
RAIT Community Development Fund, LP	Pennsylvania
RAIT Cornerstone, LLC	Delaware
RAIT CRE CDO I, LLC	Delaware
RAIT CRE CDO I, Ltd.	Cayman Islands
RAIT CRE Holdings, LLC	Delaware
RAIT Equity Holdings I, LLC	Delaware
RAIT Executive Mews Manager I, Inc.	Delaware
RAIT Executive Mews Manager II, Inc.	Delaware
RAIT Executive Mews Manager III, Inc.	Delaware
RAIT Funding, LLC	Delaware
RAIT General, Inc.	Maryland
RAIT Jupiter Holdings, LLC	Delaware
RAIT Limited, Inc.	Maryland
RAIT Lincoln Court, LLC	Delaware
RAIT Loan Acquisitions I, LLC	Delaware
RAIT North Park, LLC	Delaware
RAIT NTR Holdings, LLC	Delaware
RAIT Old Alabama Road, LLC	Delaware
RAIT Old Town Investor, LLC	Delaware
RAIT Partnership, L.P.	Delaware
RAIT Preferred Funding II, LLC	Delaware
RAIT Preferred Funding II, Ltd.	Cayman Islands
RAIT Preferred Holdings I, LLC	Delaware
RAIT Preferred Holdings II, LLC	Delaware
RAIT Promontory Point, LLC	Delaware
RAIT Quito-B, LLC	Delaware
RAIT Quito-C, LLC	Delaware
RAIT Reuss B Member, LLC	Delaware
RAIT Reuss C Member, LLC	Delaware
RAIT Reuss D Member, LLC	Delaware
RAIT Reuss Federal Plaza, LLC	Delaware
RAIT Reuss Member, LLC	Delaware
RAIT Rutherford A, LLC	Delaware
RAIT SAAR Company, LLC	Delaware
RAIT Sabel Key Manager, Inc.	Delaware
RAIT Securities (UK) Ltd.	United Kingdom
RAIT Securities, LLC	Delaware
RAIT Sharpstown TRS, LLC	Delaware
RAIT Stone Creek Preferred, LLC	Delaware
RAIT Stone Creek, LLC	Delaware
RAIT Stonecrest, LLC	Delaware
RAIT Towne Square, LLC	Delaware
RAIT TRS, LLC	Delaware
RAIT Urban Holdings, LLC	Delaware
RAIT-401 Michigan, LLC	Delaware
RAIT-CVI III Belle Creek, LLC	Delaware
RAIT-CVI III, LLC	Delaware
RAIT-Hartford, LLC	Delaware

RAIT-Neenah, LLC	Delaware
RAIT-PRG Member, LLC	Delaware
RAIT-Two Rivers, LLC	Delaware
RCMBS Investors I, LLC	Delaware
Regency Manor Florida Owner, LLC	Delaware
Regency Manor Member, LLC	Delaware
Regency Meadows Nevada Member, LLC	Nevada
Regency Meadows Nevada, LLC	Nevada
Regency Meadows, LLC	Delaware
REM-Cherry Hill, LLC	New Jersey
Remington Florida Member, LLC	Delaware
Remington Florida, LLC	Delaware
REM-Willow Grove, Inc.	Pennsylvania
REM-Willow Grove, L.P.	Pennsylvania
Rutherford Plaza A Member I, LLC	Delaware
Rutherford Plaza A Member II, LLC	Delaware
Rutherford Plaza A Member III, LLC	Delaware
Rutherford Plaza Manager, Inc.	Delaware
Rutherford Preferred, LLC	Delaware
Sandal Ridge Apartments Arizona, LLC	Delaware
Sandal Ridge Holdings, LLC	Delaware
Sandal Ridge Member, LLC	Delaware
Sandal Ridge Arizona Owner, LLC	Delaware
Sandal Ridge, LLC	Delaware
Saxony Inn Florida, LLC	Delaware
Sharpstown Mall Texas, LLC	Delaware
Sharpstown Member, LLC	Delaware
Silversmith Creek Florida Member, LLC	Delaware
Silversmith Creek Florida Owner, LLC	Delaware
South Plaza Center Owner, LLC	Delaware
South Plaza Member, LLC	Delaware
Southgreen Apartments Indiana, LLC	Delaware
Southgreen Member, LLC	Delaware
St. Pete Beach Holdings, LLC	Delaware
Stone Creek Apartments Colorado, LLC	Delaware
Stone Creek Member, LLC	Delaware
Sunny Shores Resort Florida, LLC	Delaware
Taberna Capital Management, LLC	Delaware
Taberna Equity Funding, Ltd.	Cayman Islands
Taberna Funding Capital Trust I	Delaware
Taberna Funding Capital Trust II	Delaware
Taberna IR Holdings Member, LLC	Delaware
Taberna IX Equity Trust, LLC	Delaware
Taberna Preferred Funding IX, Inc.	Delaware
Taberna Preferred Funding IX, Ltd.	Cayman Islands
Taberna Preferred Funding VIII, Inc.	Delaware
Taberna Preferred Funding VIII, Ltd.	Cayman Islands
Taberna Realty Finance Trust	Maryland
Taberna Realty Holdings Trust	Maryland
Taberna VII Equity Trust, LLC	Delaware
Tiffany Square Member, LLC	Delaware

Tiffany Square, LLC	Delaware
Trails at Northpoint Mississippi Member, LLC	Delaware
Trails at Northpoint Mississippi Owner, LLC	Delaware
Treasure Island Resort Florida, LLC	Delaware
Tresa At Arrowhead Arizona, LLC	Delaware
Tresa At Arrowhead Member, LLC	Delaware
Tresa IR Holdings, LLC	Delaware
Tuscany Bay Apartments Florida, LLC	Delaware
Tuscany Bay Member, LLC	Delaware
Ventura Florida Member, LLC	Delaware
Ventura Florida Owner, LLC	Delaware
Vista Lago Condos, LLC	Delaware
Vista Lago Member, LLC	Delaware
Vista Springs California, LLC	Delaware
Vista Springs Member, LLC	Delaware
Willow Creek Apartments Investor, LLC	Delaware
Willows at Lone Mountain West, LLC	Nevada
Willows Member, LLC	Delaware
Yamato Investor I, LLC	Delaware
Yamato Investor II, LLC	Delaware
Yamato Member, LLC	Delaware